Exhibit 99.2

                     CERTIFICATION PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MidSouth
Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2003 (the "Report"), I, Karen L.
Hail, Chief Financial Officer of the Company, certify that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



________________________
Karen L. Hail
Chief Financial Officer
May 14, 2003